Defined Asset Funds (SM)
Concept Series
3

IRA Ideal!

Utility Portfolio





A Defense Strategy
To Generate Income


[ML logo] Merrill Lynch




The power of electric utilities in one convenient portfolio from Defined Asset Funds (SM)--
         Utility Portfolio Series 3


For years, utility stocks have provided a dependable stream of dividend income. They are also an attractive defensive income investment -- since utility usage is traditionally steady, stock prices generally are not significantly affected by changes in general economic conditions. What's more, industry deregulation and restructuring have emphasized the need for cost containment and improved cash flow. In addition, many utilities are reinventing themselves through consolidation, divestiture and the creation of new businesses.

Financial Power

We all want it. The key is attaining it. One approach is through an investment that seeks current dividend income and potential dividend increases as well as capital appreciation.








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The Portfolio

The Utility Portfolio seeks to provide monthly income and an opportunity for rising income and capital appreciation by investing in electric utility common stocks believed to have the potential to increase future dividends.* It is powered by the 15 highest dividend-yielding stocks from among a list of professionally selected electric utility stocks.

The Selection Process

The Utility Portfolio stocks have been selected based on the following criteria:

o  50-year history of uninterrupted dividend payments.

o  No dividend cuts over the past ten years.

o  Record of rising dividends during the past ten years.

o  Potential for future dividend increases.

o  Average or better investment risk ratings.

o  Bond agency rating of A or better.

The result is a portfolio diversified within the electric utility sector.

Buy with Knowledge -- Hold with Confidence

This Defined Asset Fund is a convenient way to invest in a diversified portfolio of utility companies. The Portfolio follows a "buy and hold" investment strategy of selecting stocks and holding them for a two-year period. However, each stock is reviewed regularly and can be sold in the event of a significant adverse development. At the end of two years, we intend to reapply the screening process to create a new Portfolio. You can choose to reinvest in a new Portfolio, if available, or redeem your investment.

Defined Advantages

o  Diversification among 15 electric utility industry stocks.
--------
         * The value of common stocks fluctuates, and dividends are subject to declaration by the issuers.



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o  A defined two-year term.

o  Monthly income -- not quarterly like the stocks themselves.

o  Option to reinvest income distributions at a reduced sales charge.

o  Low minimum investment of $250.

o Liquidity (at a price based on the then-current net asset value which may be more or less than your original cost).




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A DEFINED PORTFOLIO

Company                                                       Symbol

Ameren Corporation                                            AEE

Formed last year by the merger of Missouri's largest utility, Union Electric and Illinois' CIPSCO, this holding company is now among the top 20 U.S. utilities. The merger of American Electric Power and Central & South West could be favorable to Ameren, as it has the only transmission line connecting those utilities. Dividends have increased for the past 19 years.

American Electric Power Company, Inc.                         AEP

One of the largest electric utility holding companies in the U.S. serving almost seven million people in seven Midwestern states, it is attempting to establish itself as a national electricity brand name. A proposed merger with Central & South West will create a utility running from Canada to Mexico and form an energy trading and marketing subsidiary. It also has a joint venture in an interstate fiber optic system and utility investments in the U.K., China and Australia.

Cleco Corporation                                             CNL

Serving customers in Louisiana, Cleco generates, transmits, distributes and sells electricity. Within the Southeastern region of the U.S., the company has interests in energy management services and energy asset development.

Central Hudson Gas & Electric Corporation                     CNH

Providing service to the Hudson Valley region of New York, Central Hudson generates electricity, and purchases and distributes electricity and gas. With nine consecutive years of dividend increases, the company is a possible merger candidate with a neighboring utility provider.

Constellation Energy Group                                    CEG

Constellation is the newly formed holding company for Baltimore Gas and Electric Company, which provides gas and electric utility services to Baltimore and Central Maryland, as well as investing in real estate projects, developing alternative energy projects and selling and servicing gas and electric appliances. With operations throughout North America and parts of Latin America, the company is strategically located, offering low electric prices, efficient nuclear



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operations and a strong financial structure.  Constellation Energy showed dividend increases in eight of the last ten years.

DPL, Inc.                                                     DPL

DPL is the holding company for The Dayton Power & Light Company, and sells electricity and natural gas to residential, commercial and government customers in West Central Ohio. Well-positioned for competition, DPL has above-average dividend yield, with a strong cash flow.

Florida Progress Corporation                                  FPC

Providing electric utility services to densely populated Orlando and West Central Florida, this Corporation is the holding company for Florida Power Corporation and Electric Fuels Corporation. Florida Progress is also involved in coal mining, marine transportation and services, and rail services. Its mining operations include both surface and underground mines in Kentucky and Virginia, and the company has shown 45 consecutive years of dividend growth.

IDACORP. Inc.                                                 IDA

This holding company for Idaho Power has the lowest cost generation in the entire country, derived primarily from 17 hydroelectric plants along the Snake River. Idacorp is diversifying into domestic marketing, international expertise on its renewable energy technology, independent power projects outside Idaho, joint ventures with four co-ops to provide both satellite TV and combining power operations, natural gas trading and seeking low cost housing tax credits.

Interstate Energy Corporation                                 LNT

Interstate Energy was recently formed by the three-way merger of WPL Holdings, IES Industries and Interstate Power that now encompasses four states. The utility also benefits from a healthy service area and highly competitive rates. The combined utility has several diversified activities including a $30 million telecommunications company now worth over $400 million, an energy-marketing joint venture with the commodity firm Cargill, cogeneration projects in China, oil and gas business and railroad investments.

LG&E Energy Corporation                                       LGE

LG&E is the holding company for Louisville Gas & Electric Company, Kentucky Utilities Company and L&G Capital Corporation. With offices in the U.S., Canada, Argentina and Spain, LG&E has assets in retail and wholesale power and



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natural gas services and marketing. With 43 years of dividend growth, it has been a small but meaningful player in this industry.

Minnesota Power, Inc.                                         MPL

This operating public utility has operations in four business areas: electric utility operations including electric, gas and coal mining; water utility operations; automobile auctions and investments. Electric sales are heavily dependent on industrial customers, especially steel. Diversification into non-utility investments now accounts for 56% of net income.

New Century Energies, Inc.                                    NCE

This holding company was formed in August 1997 with the merger of Public Service Company of Colorado and Southwestern Public Service Company. New Century is a non-nuclear low-cost producer of electricity. It has an above average 3% customer demand growth.

Northern States Power Company                                 NSP

This company and its wholly owned subsidiary, Northern States Power Company-Wisconsin, provide electric and gas service to customers in Minnesota, Wisconsin, North Dakota, South Dakota and Michigan. The predominant portion of the company's sales are in the Minneapolis/St. Paul area. It is one of the largest Midwestern electric utilities.

Wisconsin Energy Corporation                                  WEC

This holding company for Wisconsin Electric Power is also Wisconsin's largest electric utility. The dividend has increased for 36 consecutive years. Low-cost power generation, a long history of supportive regulation, below industry debt levels and a healthy service-area economy have supported this exceptional dividend history and likely annual dividend increases.

WPS Resources Corporation                                     WPS

The parent company of Wisconsin Public Service has increased its dividend 39 consecutive years, due to having one of the nation's lowest rates, diversified fuel mix, healthy service area encompassing Green Bay, conservative finances and favorable regulatory climate's long history. Future earnings growth should be helped by diversification into energy trading and marketing, investment in non-


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regulated independent power projects and restructuring in order to be well positioned for a competitive marketplace.

Defined Asset Funds -- Our Philosophy

At Defined Asset Funds, we are ever mindful that behind every investment dollar lies something infinitely more important -- your investment goal. This is why we offer a full range of defined investments designed to meet a variety of objectives.

We are committed to providing our investors with some of today's most attractive equity and fixed-income investments, within the convenient "buy and hold" structure of a Unit Investment Trust. For income, for growth or for total return, we believe that time in the market can be an effective strategy for growing your portfolio.

At Defined Asset Funds, we set the foundation for all of our portfolios in this way, because we too have an important goal in mind -- yours.

Defined Asset Funds (SM)
Buy With Knowledge . Hold With Confidence

EQUITY INVESTOR FUNDS
Other Concept Series
Baby Boom Economy Portfolios (SM)
Health Care Trust (Pharmaceutical & Biotechnology Portfolio)
Premier American Portfolio
Premier World Portfolio
Real Estate Income Fund
Tele-Global Trust

Select Series
Select Ten Portfolio
   (DJIA)
United Kingdom Portfolio
   (Financial Times Index)
Select Amex Institutional Portfolio
Select Growth Portfolio
Select Large-Cap Growth Portfolio
Select S&P Industrial Portfolio
Select Standard & Poor's Industry Turnaround Portfolio
Select Standard & Poor's Intrinsic Value Portfolio




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Index Series
S&P 500 Trust
S&P MidCap Trust

FIXED-INCOME FUNDS
Corporate Funds
Government Funds
Municipal Funds


Turn on the Power of Electric Utilities Today!

You can get started today with the Utility Portfolio for about $250. Call your financial professional for a free prospectus containing more complete information, including sales charges, expenses and risks. Please read it carefully before you invest or send money.


Defining Your Risks

The following are important facts to keep in mind when considering this investment. Please read them carefully. Your financial professional will be happy to answer any questions you may have.

     o The Portfolio is designed for investors who can assume the risks associated with equity investments. It may not be appropriate for investors seeking preservation of capital.

     o The Portfolio is concentrated in common stocks of issuers in the domestic electric utility industry.

     o There can be no assurance that the Portfolio will meet its objective, that dividend rates will be maintained or that stock prices will not decrease.

     o The value of your investment will fluctuate with the prices of the underlying stocks.

     o These stocks may have higher yields because they are experiencing financial difficulties or are out of favor. There can be no assurance that the market factors that caused these relatively low prices and high yields will change.



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A Tax-Efficient Structure

When seeking capital appreciation, managing tax liability on capital gains can be vital to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).

Generally, dividends and any gains will be subject to tax each year, whether or not reinvested. If you purchase this Portfolio during the initial offering period, you will be eligible for the tax-deferred rollover feature, which enables you to carry forward your cost basis on stocks transferred to future portfolios, if available, until you choose to sell your investment. Please consult your tax advisor concerning state and local taxation.


Defining Your Costs

First-time investors pay an initial sales charge of about 1% when they buy. In addition, all investors pay a deferred sales charge of seven monthly payments of $2.50 per 1,000 units, deducted from the Portfolio's net asset value each year of the Portfolio's two-year life ($45.00 total).

                                        As a % of                 Est. Amount
                                   Public Offering Price        Per 1,000 Units
                                   ---------------------        ---------------
Initial Sales Charge                      1.00%                       $10.00
Deferred Sales Charge Year 1              1.75%                       $17.50
Deferred Sales Charge Year 2              1.75%                       $17.50
                                          ====                        ======
Maximum Sales Charge                      4.50%                       $45.00
Estimated Annual Operating Expenses
(as a % of net assets)                    0.171%                      $ 1.69
Estimated Organization Costs                                          $ 2.04

If you sell your investments before the final deferred sales charge installment in either the first or second year, the remaining deferred sales charge for that year will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge will be waived. You will only pay the deferred charge.





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Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

             Amount                             Total Sales Charge as a % of
            Purchased                               Public Offering Price
---------------------------------               ----------------------------
Less than $50,000                                           4.50%
$50,000 to $99,999                                          4.25%
$100,000 to $249,999                                        3.75%
$250,000 to $999,999                                        3.50%
$1,000,000 or more                                          2.75%

                                                                 32709BR -- 5/99

[recycle logo]        Printed on Recycled Paper


[copyright logo]      1999 Merrill Lynch, Pierce, Fenner & Smith Incorporated
                      Member SPIC.



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